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                                 EXHIBIT 10.7

                                FIFTH AMENDMENT
                                      TO
                          REVOLVING CREDIT AGREEMENT


  This FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT is made and entered into as of March 22, 2002 (this "Amendment") among (a) CALIFORNIA STEEL INDUSTRIES,
                         ---------
INC., a Delaware corporation (the "Borrower"), (b) THE BANKS, (c) BANK OF
                                   --------
AMERICA, N.A., as loan and collateral agent for the Banks (in such capacity, hereinafter the "Loan and Collateral Agent"), and (d) BANK OF AMERICA, N.A., as
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documentation and letter of credit agent for the Banks (in such capacity, hereinafter the "Letter of Credit Agent").  Capitalized terms used but not
                 ----------------------
defined in this Amendment shall have the same meanings to such terms in the Credit Agreement defined below.

  WHEREAS, the Borrower, the Banks, the Loan and Collateral Agent, the Letter of Credit Agent and the Arrangers have entered into that certain Revolving Credit Agreement, dated as of March 10, 1999 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement")
                                                         ----------------
pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

  WHEREAS, the Borrower has requested that the Banks amend the Credit Agreement upon the terms and subject to the conditions contained herein; and

  WHEREAS, the Banks have agreed to amend the Credit Agreement upon the terms and subject to the conditions contained herein;

  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

  1.  Amendment to the Credit Agreement.  Subject to satisfaction of the
      ---------------------------------
condition set forth in (S)3 below and effective as of the Effective Date, the Borrower, the Loan and Collateral Agent, the Letter of Credit Agent and the Banks hereby agree that the Credit Agreement is hereby amended as follows:

      (a) Section 9.1 of the Credit Agreement is hereby amended by adding there to the following additional (S)9.1(i):

          "(i) Indebtedness in respect of Derivative Contracts designed to protect the Borrower or any of its Subsidiaries against fluctuations in electricity and natural gas prices provided that the aggregate outstanding
                                         --------
      amount of Indebtedness permitted pursuant to this (S)9.1(i) shall not exceed $10,000,000 at any time, exclusive of any such Derivative Contracts existing on or prior to March 11, 2002."

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      (b) Section 9.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of (S)9.2(j) therein, (ii) adding the word "and" to the end of (S)9.2(k) therein and (iii) adding thereto the following additional
  (S)9.2(l):

          "(l) liens on inventory and Accounts Receivables up to an aggregate amount of $7,000,000, which are pledged to secure Indebtedness permitted by (S)9.1(i) and which are subordinated to all liens securing the Obligations, on terms and conditions satisfactory to the Collateral Agent."

  2.  Representations and Warranties.  The Borrower hereby represents and
      ------------------------------
warrants to each of the Banks, the Loan and Collateral Agent and the Letter of Credit Agent as follows:

      (a) Representations and Warranties in Credit Agreement.  Each of the
          --------------------------------------------------
  representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement (i) were true and correct when made and (ii) after giving effect to this Amendment, continue to be true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, as amended hereby, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

      (b) Authority.  The execution and delivery by the Borrower of this
          ---------
  Amendment and the performance by the Borrower of its agreements and obligations under this Amendment (i) are within its corporate authority (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention or any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower so as to materially adversely affect the assets, business or any activity of the Borrower, (iv) to not conflict with any provision of the corporate charter or bylaws of the Borrower or any agreement or other instrument binding upon them, (v) require any waivers, consents or approvals by any of its creditors which have not been obtained, or (vi) require any approval which has not been obtained.

      (c) Enforceability of Obligations.  This Amendment and the Credit
          -----------------------------
  Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive

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  relief is subject to the discretion of the court before which any proceeding therefor may be brought.

  3.  Condition to Effectiveness.  This Amendment shall become effective as of
      --------------------------
the date hereof subject to satisfaction of each of the following condition precedent (the "Effective Date"):
                --------------

      Execution and Delivery of Amendment.  This Amendment shall have been
      -----------------------------------
  executed and delivered to the Loan and Collateral Agent by each of the Borrower, the Majority Banks and the Agents.

  4.  Affirmation and Acknowledgment of the Borrower.  The Borrower hereby
      ----------------------------------------------
ratifies and confirms all of its Obligations to the Banks and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Revolving Credit Loans and all other amounts due under the Credit Agreement, as amended hereby.

  5.  Miscellaneous Provisions.  From and after the date hereof, this Amendment
      ------------------------
shall be deemed a Loan Document for all purposes of the Credit Agreement and the other Loan Documents and each reference to Loan Documents in the Credit Agreement and the other Loan Documents shall be deemed to include this Amendment. Any breach by the Borrower of the covenants and obligations of the Borrower contained herein shall be an immediate Event of Default. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Loan and Collateral Agent or the Banks under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

  6.  Applicable Law.  THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT
      --------------
UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


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  IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                    CALIFORNIA STEEL INDUSTRIES, INC.


                                    By:  /s/ Lourenco Goncalves
                                         Name:  Lourenco Goncalves
                                         Title: President and CEO


                                    BANK OF AMERICA, N.A.,
                                    as Loan and Collateral Agent


                                    By:  /s/ Ken Puro
                                         Name:  Ken Puro
                                         Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                    as a Bank and Letter of Credit Agent


                                    By:  /s/ Jamie Harney
                                         Name:  Jamie Harney
                                         Title: Vice President


                                    WELLS FARGO BANK, N.A.


                                    By:  /s/
                                         Name:
                                         Title:


                                    BANK OF TOKYO-MITSUBISHI, LTD.


                                    By:  /s/ Takeo Sato
                                         Name:  Takeo Sato
                                         Title: Deputy General Manager

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                                    THE INDUSTRIAL BANK OF
                                    JAPAN, LIMITED.


                                    By:  /s/ Genichi Ishikawa
                                    Name:  Genichi Ishikawa
                                    Title: Vice President & Manager


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